UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	March 30, 2005

Riverbend Telecom, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15431 O’Neal Road Gulfport, MS	39503

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(228) 832-1597

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

This Current Report on Form 8-K/A amends the Current Report dated March 30, 2005, filed with the SEC on April 1, 2005.  The Current Report filed on April 1, 2005 reported the completion of the Spin-Off and Contribution between Riverbend Telecom, Inc., Riverbend Holdings, Inc. and United Check Services, LLC.  Included in this Current Report on Form 8-K/A are the (i) audited financial statements of United Check Services for the calendar year ended December 31, 2004 and 2003, (ii) unaudited financial statements of United Check Services as of March 31, 2005 (as filed with the SEC as part of the Riverbend Telecom, Inc. Form 10-QSB), and (iii) required pro forma financial information for Riverbend Telecom, Inc. and United Check Services.

(a) Financial Statements of Business Acquired

INDEX
Page No.
December 31, 2004 and December 31, 2003
Independent Auditor’s Report	F-1
Balance Sheets	F-2
Statements of Income and Changes in Members’ Equity	F-3
Statements of Cash Flows	F-4
Notes to Financial Statements	F-5 – F-9

March 31, 2005
Consolidated Balance Sheets	F-10
Consolidated Statements of Income	F-11
Consolidated Statements of Cash Flows	F-12
Notes to Financial Statements	F-13 – F-14

To the Members
United Check Services, L.L.C.

Independent Auditor's Report

            We have audited the accompanying balance sheets of UNITED CHECK SERVICES, L.L.C. (Company)as of December 31, 2004 and 2003, and the related statements of income and changes in members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

            We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNITED CHECK SERVICES, L.L.C. as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

            As more fully described in Notes E, F, and I, the Company has had material transactions with entities affiliated through common ownership and its members.

/s/ LaPorte, Sehrt, Romig & Hand
A Professional Accounting Corporation

Metairie, Louisiana
February 21, 2005

UNITED CHECK SERVICES, L.L.C.
BALANCE SHEETS

ASSETS

	December 31,

	2004	2003

CURRENT ASSETS
Cash and Cash Equivalents	$181,702	$159,647
Restricted Cash	295,668	822,947
Certificate of Deposit	200,000	102,298
Trade Receivables
ACH Settlements	-	230
Payroll Advance Settlements	-	9,131
Other Receivables, Less Allowance of $9,400 in 2004 and $-0- in 2003	-	40,000
Prepaid Expenses	4,305	-

Total Current Assets	681,675	1,134,253

PROPERTY AND EQUIPMENT, NET	100,836	5,905

OTHER ASSETS
Deposits	18,720	-

	$801,231	$1,140,158

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
ACH Settlements Payable	$292,669	$822,948
Accounts Payable and Accrued Liabilities	47,652	21,711
Customer's Deposit	3,500	2,500

Total Current Liabilities	343,821	847,159

LONG-TERM DEBT
Notes Payable	236,000	-
Advances from Members	-	100,000

Total Liabilities	579,821	947,159

MEMBERS' EQUITY	221,410	192,999

Total Liabilities and Members' Equity	$801,231	$1,140,158

The accompanying notes are an integral part of these financial statements.

UNITED CHECK SERVICES, L.L.C.
STATEMENTS OF INCOME AND CHANGES IN MEMBERS' EQUITY

	For the Years Ended December 31,

	2004	2003

REVENUES
ACH Transactions	$891,613	$1,287,904
Payroll Advance Services	4,190	32,760

Total Revenues	895,803	1,320,664

COST OF REVENUES	175,241	176,495

Gross Profit	720,562	1,144,169

EXPENSES
Operating Expenses
Personnel Costs	118,183	125,515
Travel	23,912	12,427
Other	132,215	78,141

Total Operating Expenses	274,310	216,083

Selling, General and Administrative Expenses
Personnel Costs	112,600	-
Management Consulting Fees	-	602,000
Legal and Accounting	92,301	5,000
Other	58,022	30,332

Total Selling, General and Administrative Expenses	262,923	637,332

Total Expenses	537,233	853,415

INCOME FROM OPERATIONS	183,329	290,754

OTHER INCOME
Interest Income	1,082	2,298

Total Other Income	1,082	2,298

NET INCOME	184,411	293,052

MEMBERS' EQUITY (DEFICIT) - BEGINNING OF YEAR	192,999	(100,053)

DISTRIBUTIONS TO MEMBERS	(156,000)	-

MEMBERS' EQUITY - END OF YEAR	$221,410	$192,999

The accompanying notes are an integral part of these financial statements.

UNITED CHECK SERVICES, L.L.C.
STATEMENTS OF CASH FLOWS

 For The Years Ended
 December 31,

 2004

 2003

 CASH FLOWS FROM OPERATING ACTIVITIES

      Net Income

 $

 184,411

 $

 293,052

      Adjustments to Reconcile Net Income to Net Cash

         Provided by Operating Activities:

               Depreciation Expense

 11,778

 3,935

               Bad Debt Expense

 9,700

 -

               Decrease in ACH Settlements Receivable

 230

 5,005

               Decrease in Payroll Advance Settlements

 9,131

 6,966

               Decrease (Increase) in Other Receivables

 30,300

 (30,066

 )

               (Decrease) Increase in ACH Settlements Payable

 (530,279

 )

 319,208

               Decrease (Increase) in Restricted Cash

 527,279

 (544,081

 )

               Increase in Accounts Payable and Accrued Liabilities

 25,942

 15,723

               (Increase) in Prepaid Expenses

 (4,305

 )

 -

               Increase in Customers' Deposits

 1,000

 2,500

                     Net Cash Provided by Operating Activities

 265,187

 72,242

 CASH FLOWS FROM INVESTING ACTIVITIES

      Purchase of Property and Equipment

 (106,710

 )

 -

      Increase in Deposit

 (18,720

 )

 -

      (Increase) Decrease in Certificate of Deposit

 (97,702

 )

 7,110

                     Net Cash (Used in) Provided by Investing Activities

 (223,132

 )

 7,110

 CASH FLOWS FOR FINANCING ACTIVITIES

      Payments on Long-Term Debt

 (20,000

 )

 -

                     Net Cash Used in Financing Activities

 (20,000

 )

 -

 NET INCREASE IN CASH AND CASH EQUIVALENTS

 22,055

 79,352

 CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR

 159,647

 80,295

 CASH AND CASH EQUIVALENTS - END OF YEAR

 $

 181,702

 $

 159,647

 SUPPLEMENTAL DISCLSOURE OF CASH FLOW
      INFORMATION

         Payments for Interest

 $

 10,667

 $

 -

 SUPPLEMENTAL DISCLOSURE OF NON-CASH
      INVESTING AND FINANCING ACTIVITIES

         Conversion of Advances from Members to Notes Payable

 $

 100,000

 $

 -

         Distributions to Members included in Notes Payable

 156,000

 -

               Total

 $

 256,000

 $

 -

The accompanying notes are an integral part of these financial statements.

 UNITED CHECK SERVICES, L.L.C.
 NOTES TO FINANCIAL STATEMENTS

 NOTE A

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 NATURE OF SERVICES

            UNITED CHECK SERVICES, L.L.C.  (Company) provides automated clearinghouse (ACH) services and payroll advance services to businesses throughout the United States.  The Company’s operations center is located in Gulfport, Mississippi.

 REVENUE RECOGNITION

            The Company charges customers a fee for its ACH clearing and Payroll Advance services.  For these transactions, the Company recognizes only the fees generated as revenue.  The Company recognizes these fees as revenue when the Company has provided the service to its customers.

            Fees for ACH clearing services are based on contractually determined rates with each individual customer.  Settlements paid to customers for ACH transactions are submitted to the customer net of fees due the Company.

             The Company charges a flat fee for each payroll advance issued.  This fee is recognized as revenue at the time the payroll advance is funded.

 BASIS OF ACCOUNTING

             The books and records of the Company are kept on the accrual basis of accounting, whereby revenues are recognized when earned and expenses are recognized when incurred.

 PROPERTY AND EQUIPMENT

             Property and equipment are stated at cost.  Depreciation is computed using primarily straight-line methods over the estimated useful lives of the related assets.

 USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

 INCOME TAXES

            The Company will file its federal and state income tax returns as a partnership.  As such, the Company will not pay income taxes, as any income or loss will be included in the tax returns of the individual members.  Accordingly, no provision is made for income taxes in the financial statements.

 ADVERTISING

             Advertising costs are charged to operations when incurred.  The amount charged to operations for the years ended December 31, 2004 and 2003 totaled $2,609 and $3,497, respectively.

 UNITED CHECK SERVICES, L.L.C.
 NOTES TO FINANCIAL STATEMENTS

 NOTE A

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

 STATEMENT OF CASH FLOW INFORMATION

             For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 NOTE B

 TRADE RECEIVABLES

            Trade receivables at December 31, 2004 and 2003, consist primarily of ACH Settlements due from customers and Payroll Advance settlements due from employees of an employee leasing company with, which the Company has an agreement to provide payroll advances to its employees.  A description of these receivables follows:

 ACH Settlements

            ACH Settlements consist of amounts due from customers that have utilized the Company for ACH clearing services.  These receivables are carried at the amount due to the Company.  ACH Settlements Receivables are written off when deemed uncollectible.  Recoveries of receivables previously written off are recorded when received.  Use of this method does not result in a material difference from the valuation method required by Generally Accepted Accounting Principles.

 Payroll Advance Settlements

            Under an agreement with an employee leasing company, employees of the employee leasing company are able to obtain payroll advances through the Company.
These employees must have worked hours sufficient to cover the amount of the advance being requested.  The employee leasing company withholds the amount of the advance at the next payroll date, and remits the amount of the advance to the Company.

 NOTE C

 PROPERTY AND EQUIPMENT

             Property and equipment consisted of the following at December 31:

 2004

 2003

 Computers and Office Equipment

 $

 38,501

 $

 16,619

 Furniture and Fixtures

 4,350

 -

 Software

 75,038

 -

 Leasehold Improvements

 5,440

 -

 Less:  Accumulated Depreciation

 (22,493

 )

 (10,714

 )

       Property and Equipment, Net

 $

 100,836

 $

 5,905

             Depreciation expense charged to operations totaled $11,778 and $3,935 for the years ended December 31, 2004 and 2003, respectively.

 UNITED CHECK SERVICES, L.L.C.
 NOTES TO FINANCIAL STATEMENTS

 NOTE D

 RESTRICTED CASH

            Restricted cash consists of funds maintained in the Company’s primary bank account to facilitate ACH transactions.  The Company has restricted this cash from operations in order to ensure that sufficient funds are maintained to process and settle customer’s ACH transactions.

 NOTE E

 NOTES PAYABLE/ADVANCES FROM MEMBERS

            In September of 2004, the members of the Company agreed to take a distribution for the amount of undistributed earnings accumulated by the Company through
June 30, 2004, which amounted to $156,000.  In order to ease the cash flow requirements on the Company, the members agreed to accept a note for the amount of the distribution.  The amount of the distribution was combined with the amount of advances due to the Company’s members of $100,000, and a note payable due to the Company’s members for the amount of $256,000 was established.  The note requires interest-only payments, at an annual percentage rate of 10%, for two years, with principal due upon maturity in June 2006.

 NOTE F

 SIGNIFICANT CONCENTRATIONS

 RESTRICTED CASH

             At December 31, 2004 and 2003, the Company maintained a balance with a financial institution in excess of FDIC insured limits.

 MAJOR CUSTOMERS

            During 2004, the Company had transactions with four customers that amounted to approximately 93% of the Company’s ACH Transactions revenue.  The four customers include three entities that were affiliated to the Company through common ownership.  Transactions with these three entities represented approximately 68% of the Company’s ACH Transactions revenue.

            During 2003, the Company had transactions with five customers that amounted to approximately 88% of its ACH Transactions revenue.  The five customers include two entities that were affiliated to the Company through common ownership.  Transactions with these two entities represented approximately 26% of the Company’s ACH Transactions revenue.

            During 2003, the Company entered into a three-year contract with one of its significant customers whereby the Company will be the customer’s exclusive processor for all of the customer’s ACH transactions during the contract period.

 UNITED CHECK SERVICES, L.L.C.
 NOTES TO FINANCIAL STATEMENTS

 NOTE G

 CONTRIBUTION AGREEMENT

            On July 14, 2004, the members of the Company entered into a contribution agreement with a publicly traded company whereby the members of the company will contribute their equity interest in the Company in exchange for shares of common stock of the publicly traded company.  Execution of the contribution agreement is pending the approval by the Securities and Exchange Commission.

 NOTE H

 COMMITMENTS

             On December 31, 2003, the Company entered into an agreement to lease office facilities.  The lease term is for 36 months.  Future minimum lease payments are as follows:

 Year

 Amount

 2005

 $

 22,800

 2006

 24,000

 $

 46,800

 NOTE I

 RELATED PARTY TRANSACTIONS

 MANAGEMENT FEES

            During 2003, entities affiliated to the Company through common ownership provided management services to the Company.  The amounts paid to these affiliated entities during the year ended December 31, 2003, totaled $602,000.  No management services were provided in 2004.

 OFFICE LEASE

            During 2003, the Company leased office space from a member of the Company.  This office space served as a back-up operations facility in the event that the Company’s primary operations center was to become inaccessible due to damage from fire, wind, rain, etc.  The lease was on a month-to-month term.  The amount paid to the member for rent during the year ended December 31, 2003, totaled
$17,737.  The lease agreement was terminated during 2003; as a result, no amount of rent was paid to the member during the year ended December 31, 2004.

 NOTES PAYABLE/ADVANCES FROM MEMBERS

            As disclosed in Note E, the Company has notes payable totaling $256,000 at December 31, 2004 due to the members of the Company for funds advanced to the
Company in prior years and for the amount of the distributions to the members recognized by the Company.

 MAJOR CUSTOMERS

            As disclosed in Note F, the Company generated approximately 68% and 26% of its total ACH Transactions revenue during the years ended December 31, 2004 and
2003, respectively, from entities affiliated to the Company through common ownership.  No balance was due to the Company from these entities at December 31, 2004 or December 31, 2003.

 UNITED CHECK SERVICES, L.L.C.
 NOTES TO FINANCIAL STATEMENTS

 NOTE J

 LIMITED LIABILITY COMPANY

            Since the Company is a limited liability company, no member shall be personally liable to contribute money to, or in respect of, the debts, liabilities, contracts or any other obligation of the Company, nor shall any member be personally liable for any obligations of the Company.

 RIVERBEND TELECOM, INC.
 CONSOLIDATED BALANCE SHEETS

 ASSETS

 March 31,
 2005

 December 31,
 2004

 (Unaudited)

 (Audited)

 CURRENT ASSETS:

          Cash and Cash Equivalents

 $

 180,773

 $

 181,702

          Restricted Cash

 440,758

 295,668

          Certificate of Deposit

 200,000

 200,000

          Trade Receivables (net)

 4,700

 --

          Prepaid Expenses

 5,308

 4,305

          Other Receivables

 2,217

 --

                   Total Current Assets

 833,756

 681,675

 PROPERTY, PLANT AND EQUIPMENT, Net

 101,444

 100,836

 OTHER ASSETS

          Deposits

 21,920

 18,720

 $

 957,120

 $

 801,231

LIABILITIES AND STOCKHOLDERS’ EQUITY

 CURRENT LIABILITIES

          ACH Settlements Payable

 $

 436,258

 $

 292,669

          Accounts Payable and Accrued Liabilities

 46,834

 47,652

          Customer Deposits

 4,500

 3,500

                   Total Current Liabilities

 487,592

 343,821

 LONG-TERM LIABILITIES

          Note Payable to Stockholders

 236,000

 236,000

                   Total Long-Term Liabilities

 236,000

 236,000

                   Total Liabilities

 723,592

 579,821

 STOCKHOLDERS' EQUITY

 233,528

 221,410

 $

 957,120

 $

 801,231

The accompanying notes are an integral part of these financial statements.

 RIVERBEND TELECOM, INC.
 CONSOLIDATED STATEMENTS OF INCOME
 (Unaudited)

 Three Months Ended March 31,

 2005

 2004

 REVENUES

 $

 134,646

 $

 233,146

 COST OF REVENUES

 23,608

 50,641

                Gross Profit

 111,037

 182,505

 EXPENSES

 Operating Expenses

       Personnel Costs

 29,000

 23,536

       Travel

 3,468

 2,976

       Other

 30,412

 31,895

                Total Operating Expenses

 62,880

 58,407

 Selling, General and Administrative Expenses

       Personnel Costs

 18,750

 20,150

       Legal and Accounting

 10,369

 21,055

       Other

 6,920

 6,783

                Total Selling, General and Administrative
                     Expenses

 36,039

 47,988

                Total Expenses

 $

 98,919

 $

 106,395

 NET INCOME BEFORE INCOME TAXES

 $

 12,119

 $

 76,110

 INCOME TAX EXPENSE

 4,121

 25,877

 NET INCOME

 $

 7,998

 $

 50,233

 NET INCOME PER SHARE

 $

 .01

 $

 .01

 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

 17,361,667

 17,361,667

 The accompanying notes are an integral part of these financial statements.

 RIVERBEND TELECOM, INC.
 CONSOLIDATED STATEMENTS OF CASH FLOWS
 (Unaudited)

 Three Months Ended March 31,

 2005

 2004

 CASH FLOWS FROM OPERATING ACTIVITIES

    Net Income

 $

 12,119

 $

 76,110

    Adjustments to Reconcile Net Income to Net

         Cash Provided by Operating Activities

             Depreciation and Amortization

 6,311

 3,994

             (Increase) Decrease in Trade Receivables

 (4,700

 )

 --

             (Increase) in Prepaid Expenses

 (1,003

 )

 --

             Decrease in Payroll Advance Settlements

 --

 8,790

             (Increase) Decrease in Other Receivables

 (2,217

 )

 39,944

             Increase in Deposits

 (3,200

 )

 (1,220

 )

             (Increase) Decrease in Restricted Cash

 (145,090

 )

 48,104

             Increase (Decrease) in ACH Settlements Payable

 143,589

 (166,263

 )

             (Decrease) Increase in Accounts Payable and Accrued
                Liabilities

 (818

 )

 13,675

             Increase (Decrease) in Customer Deposits

 1,000

 (1,800

 )

                  Net Cash Provided by Operating Activities

 5,991

 21,334

 CASH FLOWS FROM INVESTING ACTIVITIES

    Acquisition of Property, Plant and Equipment

 (6,920

 )

 (88,991

 )

                  Net Cash Used in Investing Activities

 (6,920

 )

 (88,991

 )

 NET (DECREASE) INCREASE IN CASH AND
    CASH EQUIVALENTS

 (929

 )

 67,657

 CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD

 181,702

 159,647

 CASH AND CASH EQUIVALENTS -
    END OF PERIOD

 $

 180,773

 $

 91,990

 SUPPLEMENTAL DISCLOSURES

    Cash paid During the Period for Interest

 $

 5,900

 $

 --

 The accompanying notes are an integral part of these financial statements.

 RIVERBEND TELECOM, INC.
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 NOTE A

 PLAN OF REORGANIZATION AND CONTRIBUTION AGREEMENT

            On March 30, 2005, Riverbend Telecom, Inc. (Riverbend) entered into an Agreement and Plan of Reorganization between Riverbend and Riverbend Holdings, Inc. (Holdings), its wholly owned subsidiary, pursuant to which Riverbend transferred all of its assets, liabilities and other obligations to Holdings in consideration for Holdings common stock.  In addition, Riverbend distributed all of the Holdings common stock to the then-existing four Riverbend shareholders, on a pro rata basis.

            Upon consummation of the agreement, Riverbend completed the contribution transaction with United Check Services, L.L.C. (United), according to the terms of a Contribution Agreement entered into on July 14, 2004, as amended by a Letter Agreement dated August 5, 2004 (collectively, the “Contribution Agreement”).  Pursuant to the Contribution Agreement, the two equity owners of United contributed all of their limited liability membership interests in United to Riverbend in exchange for 15,315,000 shares of Riverbend’s common stock.  As a result, United became a wholly-owned subsidiary of Riverbend.

             Accordingly, the unaudited financial statements reflect only the business of United as of March 31, 2005 (the “Company”), and do not include any of the former business of Riverbend Telecom, Inc.

 NOTE B

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 NATURE OF OPERATIONS

            The Company, through its wholly-owned subsidiary United Check Services, L.L.C., provides automated clearinghouse (ACH) services and payroll advance services to businesses throughout the United States.  The operations center for the Company is located in Gulfport, Mississippi.

 REVENUE RECOGNITION

            The Company charges customers a fee for its ACH clearing and Payroll Advance services.  For these transactions, the Company recognizes only the fees generated as revenue.  These fees are recognized as revenue when the Company has provided the service to its customers.

            Fees for ACH clearing services are based on contractually determined rates with each individual customer.  Settlements paid to customers for ACH transactions are submitted to the customer net of fees due the Company.

             The Company charges a flat fee for each payroll advance issued.  This fee is recognized as revenue at the time the payroll advance is funded.

 RIVERBEND TELECOM, INC.
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 NOTE B

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

 BASIS OF ACCOUNTING

             The books and records of the Company are kept on the accrual basis of accounting, whereby revenues are recognized when earned and expenses are recognized when incurred.

 PROPERTY AND EQUIPMENT

            Property, plant and equipment are stated at cost.  Depreciation is computed using accelerated methods over the estimated useful lives of the related assets, which is five years for office and computer equipment and three years for significant software

 STATEMENT OF CASH FLOW INFORMATION

             For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

 NOTE C

 RESTRICTED CASH

            Restricted cash consists primarily of funds maintained in the Company’s primary bank account to facilitate ACH transactions.  The Company has restricted this cash from operations in order to ensure that sufficient funds are maintained to process and settle customer’s ACH transactions.

 NOTE D

 NOTE PAYABLE TO STOCKHOLDERS

            On July 14, 2004, the two members of United agreed to take a distribution for the amount of undistributed earnings accumulated by United through
June 30, 2004, which amounted to $156,000.  In order to ease the cash flow requirements on United, the members agreed to accept a note for the amount of the distribution.  The amount of the distribution was combined with the amount of advances owed by
United to the two members of $100,000, and a note payable due to the Company’s members for the amount of $256,000 was established.  The note requires interest-only payments, at an annual percentage rate of 10%, for two years, with principal due upon maturity.  As of March 31, 2005 the principal balance of these notes was $236,000.

 (b)   Pro Forma Financial Information

 INDEX

 Page No.

 Unaudited Condensed Pro Forma Balance Sheet as of December 31, 2004

 F-1

 Unaudited Condensed Pro Forma Statement of Operations for the Year
       Ended December 31, 2004

 F-2

 Unaudited Condensed Pro Forma Balance Sheet as of March 31, 2005

 F-3

 Unaudited Condensed Pro Forma Statement of Operations for the
       Three Months Ended March 31, 2005

 F-4

 Notes to Unaudited Condensed Pro Forma Financial Statements

 F-5 – F-6

RIVERBEND TELECOM, INC. AND UNITED CHECK SERVICES, LLC

UNAUDITED CONDENSED PRO FORMA BALANCE SHEET

DECEMBER 31, 2004

 Riverbend
 Telecom,
 Inc.

 United
 Check
 Services
 LLC

 Pro Forma
 Adjustments

 Pro Forma

 Cash and cash equivalents

 22,285

 181,702

 (22,285

 )

 181,702

 Restricted cash

 295,668

 295,668

 Certificate of deposit

 200,000

 200,000

 Accounts receivable

 Current portion real estate commissions

 1,010

 (1,010

 )

 Accrued phone commissions

 7,043

 (7,043

 )

 Due from United Check Services, LLC

 40,000

 (40,000

 )

 Inventory

 91

 (91

 )

  Prepaid Expenses

 --

 4,305

 --

 4,305

 Total current assets

 70,429

 681,675

 (70,429

 )

 681,675

 Property and equipment, net

 -

 100,836

 -

 100,836

 Deposits

 -

 18,720

 -

 18,720

 Real estate commissions receivable,
   less current portion

 13,479

 -

 (13,479

 )

 -

 Total assets

 83,908

 801,231

 (83,908

 )

 801,231

 ACH settlements payable

 -

 292,669

 -

 292,669

 Accounts payable

 57,668

 47,652

 (57,668

 )

 47,652

 Accrued expenses

 596

 -

 (596

 )

 -

 Note payable – shareholder

 5,000

 (5,000

 )

 Customer deposits

 3,500

 3,500

 Total current liabilities

 63,264

 343,821

 (63,264

 )

 343,821

 Notes Payable to Shareholders

 -

 236,000

 -

 236,000

 Stockholders’ Equity

 20,644

 221,410

 (20,644

 )

 221,410

 Total liabilities and equity

 83,908

 801,231

 (83,908

 )

 801,231

See Notes to the Unaudited Condensed Pro Forma Financial Statements.

F-1

RIVERBEND TELECOM, INC. AND UNITED CHECK SERVICES, LLC

UNAUDITED CONDENSED PRO FORMA STATEMENT OF

OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

 Riverbend
 Telecom,
 Inc.

 United
 Check
 Services
 LLC

 Pro Forma
 Adjustments

 Pro Forma

 Revenues

 $

 48,162

 895,803

 (48,162

 )

 895,803

 Cost of Revenues

 13,956

 175,241

 (13,956

 )

 175,241

      Gross Profit

 34,206

 720,562

 (34,206

 )

 720,562

 Expenses:

    Operating

       Personnel costs

 118,183

 118,183

       Travel

 23,912

 23,912

       Other

 132,215

 132,215

         Total Operating Expenses

 274,310

 274,310

    Selling, General & Administrative

       Personnel costs

 112,600

 112,600

       Legal and accounting

 92,301

 92,301

       Other

 55,722

 58,022

 (55,722

 )

 58,022

         Total Selling, General & Administrative

 55,722

 262,923

 (55,722

 )

 262,923

      Total Expenses

 55,722

 537,233

 (55,722

 )

 537,233

 Net Income (loss) before income taxes

 $

 (21,516

 )

 183,329

   21,516

 183,329

 Other Income

    Interest income

 1,082

 1,082

            Total Other Income

 1,082

 1,082

 Net Income before income taxes

 184,411

 184,411

 Income tax (expense)

 --

 (62,700

 )

 --

 (62,700

 )

 Net Income

 $

 (21,516

 )

 121,711

   21,516

 121,711

 Pro Forma Basic earnings per share

 $

 .01

 Shares used in calculation of Pro Forma
    Basic earnings per share

 17,361,667

See Notes to the Unaudited Condensed Pro Forma Financial Statements.

F-2

RIVERBEND TELECOM, INC. AND UNITED CHECK SERVICES, LLC

UNAUDITED CONDENSED PRO FORMA BALANCE SHEET

MARCH 31, 2005

 Riverbend
 Telecom,
 Inc.

 United
 Check
 Services
 LLC

 Pro Forma
 Adjustments

 Pro Forma

 Cash and cash equivalents

 19,479

 180,773

 (19,479

 )

 180,773

 Restricted cash

 440,758

 440,758

 Certificate of deposit

 200,000

 200,000

 Accounts receivable

 6,917

 6,917

 Current portion real estate commissions

 1,043

 (1,043

 )

 Accrued phone commissions

 9,475

 (9,475

 )

 Due from United Check Services, LLC

 35,000

 (35,000

 )

 Inventory

 91

 (91

 )

 Prepaid Expenses

 5,308

 5,308

 Total current assets

 65,088

 833,756

 (65,088

 )

 833,756

 Property and equipment, net

 -

 101,444

 -

 101,444

 Deposits

 -

 21,920

 -

 21,920

 Real estate commissions receivable,
   less current portion

 13,291

 -

 (13,291

 )

 -

 Total assets

 78,379

 957,120

 (78,379

 )

 957,120

 ACH settlements payable

 -

 436,258

 -

 436,258

 Accounts payable

 93,061

 46,834

 (93,061

 )

 46,834

 Accrued expenses

 1,638

 -

 (1,638

 )

 -

 Note payable – shareholder

 5,000

 (5,000

 )

 Customer deposits

 4,500

 4,500

 Total current liabilities

 99,699

 487,592

 (99,699

 )

 487,592

 Notes Payable to Members

 -

 236,000

 -

 236,000

 Stockholders’ Equity

 (21,320

 )

 233,528

 21,320

 233,528

 Total liabilities and equity

 78,379

 957,120

 (78,379

 )

 957,120

See Notes to the Unaudited Condensed Pro Forma Financial Statements.

F-3

RIVERBEND TELECOM, INC. AND UNITED CHECK SERVICES, LLC

UNAUDITED CONDENSED PRO FORMA STATEMENT OF

OPERATIONS FOR THREE MONTHS ENDED MARCH 31, 2005

 Riverbend
 Telecom,
 Inc.

 United
 Check
 Services
 LLC

 Pro Forma
 Adjustments

 Pro Forma

 Revenues

 $

 14,027

 134,646

 (14,027

 )

 134,646

 Cost of Revenues

 2,662

 23,608

 (2,662

 )

 23,608

      Gross Profit

 11,365

 111,037

 (11,365

 )

 111,037

 Expenses:

    Operating

       Personnel costs

 29,000

 29,000

       Travel

 3,468

 3,468

       Other

 30,412

 30,412

         Total Operating Expenses

 62,880

 62,880

    Selling, General & Administrative

       Personnel costs

 18,750

 18,750

       Legal and accounting

 10,369

 10,369

       Other

 53,329

 6,920

 (53,329

 )

 6,920

         Total Selling, General & Administrative

 53,329

 36,039

 (53,329

 )

 36,039

            Total Expenses

 53,329

 98,919

 (53,329

 )

 98,919

 Net Income (loss) from Operations

 (41,964

 )

 12,119

 41,964

 12,119

 Other Income

    Interest income

 --

 --

            Total Other Income

 --

 --

 Net Income before income taxes

 (41,964

 )

 12,119

   41,964

 12,119

 Income tax (expense)

 (4,121

 )

 (4,121

 )

 Net Income

 $

 (41,964

 )

 7,998

 41,964

 7,998

 Pro Forma Basic earnings per share

 $

 .01

 Shares used in calculation of Pro Forma
    Basic earnings per share

 17,361,667

See Notes to the Unaudited Condensed Pro Forma Financial Statements.

F-4

RIVERBEND TELECOM, INC. AND UNITED CHECK SERVICES, LLC

NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS

MARCH 31, 2005 AND DECEMBER 31, 2004

Riverbend Telecom, Inc.  (“Riverbend” or the “Company”) has decided to pursue a new line of business in an effort to improve operating performance. Historically, the Company has incurred operating losses, and the Board of Directors and management believe that a new opportunity is needed to improve operating results and provide the possibility of creating future value. United Check Services, LLC, in the opinion of the Board of Directors, represents this opportunity. This represents a major shift of strategy for the Company.

BASIS OF PRESENTATION

The accompanying unaudited condensed pro forma balance sheet as of December 31, 2004 and March 31, 2005, and the unaudited condensed pro forma statements of operations for the three months ended March 31, 2005, and for the fiscal year ended December 31, 2004 (the “Statements”) give effect to the acquisition by Riverbend of United Check Services, LLC (“United”), and the effect of the disposal of the assets and liabilities of Riverbend.  The unaudited condensed pro forma balance sheets assume the acquisition of Riverbend as of December 31, 2004 and March 31, 2005, respectively.  The unaudited condensed pro forma statements of operations for the three months ended March 31, 2005 and for the fiscal year ended December 31, 2004 assume that this acquisition had occurred as of the beginning of the periods presented.  Unaudited pro forma condensed statements of operations, as presented herein, give effect to the historical financial statements of United, presented as if it were a corporation.

In the opinion of management, the financial information used in the preparation of the condensed pro forma statements reflect all adjustments necessary to present fairly the respective pro forma condensed balance sheet and statements of operations.  Such adjustments consist only of normal recurring accruals and adjustments.

The Statements reflect accounting for this transaction as a reverse acquisition, except that no goodwill or other intangibles are recorded.  That is, the transaction, after Riverbend’s disposition of its assets, is equivalent to the issuance of stock by United for the net monetary assets of Riverbend, accompanied by a recapitalization.

These Statements should be read in conjunction with the audited and unaudited interim financial statements and related notes for both Riverbend and United contained elsewhere.

F-5

 RIVERBEND TELECOM, INC. AND UNITED CHECK SERVICES, LLC
 NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
 (CONTINUED)
 MARCH 31, 2005 AND DECEMBER 31, 2004

The unaudited condensed pro forma financial statements are not necessarily indicative of what the financial position would have been had the acquisition been consummated at the indicated dates, nor are they indicative of the merged Company’s results of operations and balance sheet of any future period.

Note 1 – Overview

Riverbend and United have entered into a Contribution Agreement to allow Riverbend to acquire the assets of United.  Riverbend is an SEC reporting company and United is a Louisiana Limited Liability Company that provides automated clearinghouse (ACH) services and payroll advance services to businesses throughout the United States.

Prior to the closing of the Contribution Agreement, Riverbend is required to spin-off all of its existing assets and liabilities to a temporary subsidiary established to facilitate the spin-off and to distribute the capital stock of the temporary subsidiary to the shareholders of Riverbend.  In consideration of the purchase by Riverbend, Riverbend will issue 15,315,000 million shares of Riverbend common stock to United’s members.  Following this transaction, Riverbend will have a total of 17,361,667 shares of common stock, $0.001 par value, outstanding.

Note 2 – Adjustments to the Unaudited Condensed Pro Forma Financial Statements

The pro forma adjustments reflect the effect of the spin-off of assets and liabilities of the Company to a temporary subsidiary as a condition of the reverse acquisition of the Company with United.

Note 3 – Income Taxes

For purposes of these unaudited condensed pro forma financial statements, income tax expense has been recognized on the pro forma net income using an effective income tax rate of 34%.

Historically, United has filed its federal and state income tax returns as a partnership.  As such, United will not pay income taxes related to its earnings and profits up to the date of the reverse acquisition, as any income or loss of United will be included in the tax returns of its individual members.

Note 4 – Pro Forma Basic Earnings per Share

Pro Forma basic earnings per share for the three months ended March 31, 2005, and for the year ended December 31, 2004, are computed to reflect the capital structure as though the reverse merger occurred as of the beginning of the periods presented.

F-6

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 RIVERBEND TELECOM, INC.

 Dated: June 9, 2005

 By:  /s/ Walter Reid Green, Jr.

        Walter Reid Green, Jr.

        Chief Financial Officer